EXHIBIT 10.32


           NON-COMPETITION, CONFIDENTIALITY AND SEVERANCE AGREEMENT

      This Non-Competition, Confidentiality and Severance Agreement (this "Agreement") is made as of February 8, 2002, by and between Sport Supply Group, Inc., a Delaware corporation ("Employer"), and John Bals ("Employee").


                                  RECITALS:

      WHEREAS, Employee has requested that Employer pay Employee a specified severance amount if Employee is terminated without cause (as described in Paragraph 1 below) by Employer;

      WHEREAS, Employer has agreed to the severance arrangement described herein so long as Employee agrees to abide by the terms and provisions of this Agreement.

      WHEREAS, but for Employee's promises and representations made herein, Employer would not have agreed to the payment of severance as set forth herein;

      NOW, THEREFORE, in consideration of the covenants and agreements of the parties herein contained, the parties to this Agreement agree as follows:

      1.   Severance.

      Employee acknowledges and agrees that Employee is an employee at will and may be terminated by Employer at any time with or without cause (as described below). Notwithstanding the foregoing, in consideration for the promises made by Employee herein, including but not limited to Employee's agreement regarding non-competition and nondisclosure of Confidential Information below, Employer agrees as follows: If Employee is terminated by Employer without cause, Employer agrees to pay Employee his then current bi-weekly salary (i.e., happening every two weeks) for a period of twenty-four
 (24) bi-weekly periods from the date of termination (less all amounts required to be deducted or withheld therefrom and all amounts owed or due by Employee to Employer). In exchange for Employer's agreement to make such severance payments to Employee and other promises made by Employer herein, Employee agrees that upon the termination of his employment without cause he will sign and deliver to Employer a Release in the form of Exhibit A attached hereto (as such Release may be modified by Employer due to changes in applicable law). If Employee revokes the Release pursuant to Section 4 thereof or otherwise, or does not sign the release, Employer shall not be obligated to pay any severance to Employee.

      Employee acknowledges that he shall not be entitled to the severance payments referenced above (but he will continue to be obligated by all the provisions that survive termination of this Agreement, including without limitation Sections 2, 3 and 4) if Employee (i) dies, (ii) resigns, (iii) is absent from employment or unable to satisfactorily perform his essential job functions, by reason of physical or mental illness or disability for more than thirty (30) days in the aggregate in any twelve (12) month period, or
 (iv) is terminated for cause. For the purposes of this Agreement, a discharge "for cause" shall mean a discharge resulting from a determination by Employer that Employee: (i) has committed a crime involving moral turpitude, including fraud, theft or embezzlement; (ii) has failed and/or refused to follow the policies, practices, directives, or orders established by Employer's Board of Directors; (iii) has committed acts of gross negligence or misconduct to the detriment of Employer; (iv) has been insubordinate and/or has persistently failed to perform his duties as described on Exhibit B attached hereto; or (v) has breached any of the terms or provisions of this Agreement (including, but not limited to, a breach of Section 2, 3 or 4 hereof).

      Except as set forth in this Section and/or required by federal or state law, Employer will have no other obligations to Employee if Employee is terminated with or without cause.

 2.   Confidentiality

      (a) In exchange for and in consideration for the promises made by Employee herein, including promises made by Employee regarding noncompetition in Section 3 herein as well as Employee's agreement to execute the attached Release in the event of Employee's discharge from employment without cause, Employer promises and agrees to provide Employee with confidential, nonpublic information (in addition to any such information previously obtained by Employee in the course of his employment) consistent with the duties of an individual in Employee's position, including but not limited to Employer's customer, supplier, and distributor lists, trade secrets, plans, manufacturing techniques, sales, marketing and expansion strategies, and technology and processes of Employer and/or its affiliates, as they may exist from time to time, and information concerning the products, services, production, development, technology and all technical information, procurement and sales activities and procedures, promotion and pricing techniques and credit and financial data concerning customers of, and suppliers to, Employer and/or its Affiliates (referred to hereinafter as "Confidential Information"). Employee acknowledges that such Confidential Information constitutes valuable, special and unique assets of the Employer and that his access to and knowledge of the Confidential Information is essential to the performance of his duties under this Agreement. In consideration for Employer's promises herein, Employee agrees that all Confidential Information previously provided or known to Employee in the course of his employment with Employer and all such Confidential Information made available and provided to Employee pursuant to the terms of this Agreement will be considered Confidential Information owned by Employer and Employee agrees that Employee will not (i) disclose any Confidential Information to any person or entity other than in connection with his employment for Employer in accordance with Employer's policy, or (ii) make use of any Confidential Information for his own purposes or for the benefit of any other person or entity, other than Employer. Employee further represents and warrants that, on or prior to the date of this Agreement, he has not (i) disclosed any Confidential Information to any person or entity other than in connection with his employment for Employer in accordance with Employer's policy or (ii) made use of any Confidential Information for his own purposes or for the benefit of any other person or entity, other than Employer.

      (b)  Employee acknowledges  and  agrees  that  all  manuals,  drawings, blueprints, letters, notes, notebooks, reports, financial records (including, without limitation, budgets, business plans and financial statements), computers, computer equipment, computer disks, hard drives, electronic storage devices, books, procedures, forms, documents, records or paper, or copies thereof, pertaining to the operations or business of Employer made or received by Employee or made known to him in any way in connection with his employment and any other Confidential Information are and will be the exclusive property of Employer. Employee agrees not to copy or remove any of the above from the premises and custody of Employer, or disclose the contents thereof to any other person or entity except in the ordinary course of business consistent with Employer's policies. Employee acknowledges that all such papers and records will at all times be subject to the control of Employer, and Employee agrees to surrender the same upon request of Employer, and will surrender such no later than any termination of his employment with Employer, whether voluntary of involuntary.

 3.   Non-Compete Covenant.

      Employee acknowledges that the Confidential Information specified above is valuable to the Employer and that, therefore, its protection and maintenance constitutes a legitimate interest to be protected by the Employer by the enforcement of this covenant not to compete. Therefore, in consideration for the promises made by Employer herein, including but not limited to Employer's promises regarding the payment of severance benefits set forth in Section 1 and the provision of Confidential Information set forth in Section 2 herein, Employee covenants and agrees that, (i) during the term of his employment by the Employer (or an affiliate of Employer) and
 (ii) for a period commencing upon the termination of Employee's employment by Employer (or an affiliate of Employer) and ending upon the first anniversary thereof, Employee will not, directly or indirectly, either as an individual or as an employer, employee, consultant, partner, officer, director, shareholder (except as a shareholder holding less than a five percent (5%) interest in a corporation whose shares are actively traded on a regional or national securities exchange or in the over-the-counter market), substantial investor, trustee, agent, advisor, or consultant or in any other capacity whatsoever, of any person or entity (other than the Employer):

           (a) conduct or assist others in conducting any business in any market area in the United States related to the promotion, marketing, distribution, manufacturing, sourcing, importing, bidding and/or sale of sports related equipment and/or supplies to institutional customers (including, without limitation, schools, government agencies, municipalities, military facilities, athletic clubs, youth sport leagues, recreational organizations, sporting goods dealers, etc.) or any other business that generates more than 10% of Employer's revenues at the time of termination (the "Employer's Business");

           (b) recruit, hire, assist others in recruiting or hiring, discuss employment with or refer to others for employment (collectively referred to as "Recruiting Activity") any person who is, or within the twenty-four (24) month period immediately preceding the date of any such Recruiting Activity was, at any time, an employee of, or a consultant to, the Employer or its affiliates; or

           (c)  (i) communicate  to any  competing entity  or enterprise  any competitive non-public information concerning any past, present or identified prospective client or customer of, or supplier to, Employer; or
 (ii) call on, solicit or hire or attempt to call on, solicit or hire any of the customers, suppliers, clients, licensors, licensees, manufacturers, distributors, dealers or independent salespersons of the Employer or any of its affiliates which are engaged in the Employer's Business or that conduct business with Employer in the United States; or induce, attempt to induce or assist any other person or entity in inducing or attempting to induce, directly or indirectly, any such customer, supplier, client, licensor, licensee, manufacturer, dealer, distributor or independent salesperson to discontinue their relationship with the Employer or its affiliates.

      The existence of any claim or cause of action of Employee against Employer, or any officer, director, or shareholder of Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of the covenants of Employee contained in this
 Section 3. In addition, the provisions of this Section 3 shall continue to be binding upon Employee in accordance with its terms, notwithstanding the termination of Employee for any reason.

      If Employee violates any covenant contained in this Section 3 and Employer brings legal action for injunctive or other relief, Employer shall not, as a result of the time involved in obtaining the relief, be deprived of the benefit of the full period of any such covenant. Accordingly, the covenants of Employee contained in this Section 3 shall be deemed to have durations as specified above, which periods shall commence upon the later of
 (i) the termination of Employee's employment with Employer, and (ii) the date of entry by a court of competent jurisdiction of a final, non-appealable judgment enforcing the covenants of Employee in this Section 3. During any period of time in which Employee is in breach of this covenant not to compete, the parties agree that the time period of this covenant shall be extended for an amount of time that Employee is in breach hereof.

      Employee understands and agrees that the scope of this covenant contained in this Section 3 is reasonable as to time, area, and persons and is necessary to protect the proprietary and legitimate business interests of the Employer, and but for such covenant the Employer would not have agreed to enter into the transactions contemplated by this Agreement. Employee agrees that this covenant is reasonable in light of the compensation and other benefits Employee has accepted pursuant to this Agreement. It is further agreed that such covenant will be regarded as divisible and will be operative as to time, area, and persons to the extent that it may be so operative. If any part of this Section is declared invalid, unenforceable, or void as to time, area, or persons, the validity and enforceability of the remainder will not be affected. Should a court of competent jurisdiction determine this covenant unenforceable as written, the parties agree that the court shall modify this covenant to the extent necessary to make it enforceable. The alleged breach of any other provision of this Agreement asserted by Employee shall not be a defense to claims arising from Employer's enforcement of this covenant.

      The provisions of Sections 1, 2, 3 4, 5, 6, 10 and 12 shall survive any termination or expiration of this Agreement.

      4. Proprietary Information. Employee hereby assigns to Employer all of Employee's right, title and interest to, and shall promptly disclose to Employer, all ideas, inventions, products, services, discoveries or improvements (whether or not patentable) conceived or developed solely or jointly by Employee during the term of this Agreement (a) which relate to the business or the actual or anticipated research or development of Employer, (b) which result from any work performed by Employee for Employer, or (c) for which equipment, supplies, facilities or Confidential Information of Employer was used. Employee agrees to execute any further documents and/or patents that Employer requests and will otherwise assist Employer (at Employer's expense) in protecting Employer's rights to such ideas, inventions, products, services, discoveries or improvements. Employee hereby appoints Employer as his attorney-in-fact, with full power of substitution, to execute and deliver such documents or patents on behalf of Employee. Employee represents to Employer that Employee has not conceived or reduced to practice any ideas, inventions, products, services, discoveries or improvements at the time of signing this Agreement.

      5. Injunctive Relief. Each party acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each party will be entitled to specific performance and injunctive and other equitable relief in case of any breach or attempted breach and agrees not to use as a defense that any party has an adequate remedy at law. This Agreement shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection herewith. Such remedy shall not be exclusive and shall be in addition to any other remedies now or hereafter existing at law or in equity, by statute or otherwise. No delay or omission in exercising any right or remedy set forth in this Agreement shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

      6.   Binding Nature.     The rights and  obligations of Employer  under
 this Agreement will inure to the benefit of and will be binding upon the successors and assigns of Employer.

      7. Confidentiality. Employee further agrees to keep the terms of this Agreement wholly and completely confidential. Further, Employee agrees not to disclose the amount, terms, substance, or contents of this Agreement to any person or persons, excluding only his spouse, his attorneys, his tax advisors and any government agency to which he is required by law to reveal the terms of this Agreement.

      8. Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then both parties will be relieved of all obligations arising under such provision, but only to the extent it is illegal, unenforceable or void. The intent and agreement of the parties to this Agreement is that this Agreement will be deemed amended by modifying and/or reforming any such illegal, unenforceable or void provision to the extent necessary to make it legal and enforceable while preserving its intent, or if such is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives. Notwithstanding the foregoing, if the remainder of this Agreement will not be affected by such declaration or finding and is capable of substantial performance, then each provision not so affected will be enforced to the extent permitted by law.

      9. Waiver. No delay or omission by either party to this Agreement to exercise any right or power under this Agreement will impair such right or power or be construed as a waiver thereof. A waiver by either of the parties to this Agreement of any of the covenants to be performed by the other or any breach thereof will not be construed to be a waiver of any succeeding breach thereof or of any other covenant contained in this Agreement. All remedies provided for in this Agreement will be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity, or otherwise.

      10. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without giving effect to any principle of conflict-of-laws that would require the application of the law of any other jurisdiction.

      11. Notices. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

      If to Employee:                   If to Employer:
      John Bals                         Sport Supply Group, Inc.
      [ deleted for confidentiality ]   Attention: Chief Executive Officer
                                        1901 Diplomat Drive
                                        Farmers Branch, Texas  75234

 or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

      12. Submission to Jurisdiction. Each party agrees that this Agreement is performable in Dallas, Dallas County, Texas, and that any action or proceeding arising out of or related in any way to this Agreement shall be brought solely in a court of competent jurisdiction sitting in Dallas, Dallas county, Texas. All parties hereto hereby irrevocably submit to the nonexclusive jurisdiction of the state and federal courts of the State of Texas and agree and consent that service of process may be made upon it in any proceeding arising out of this Agreement by service of process as provided by Texas law. All parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the District Court of Dallas County, State of Texas, or in the United States District Court for the Northern District of Texas, and hereby further irrevocably waive any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      13.  Counterparts.    This  Agreement   may  be  executed  in   several
 counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      14. Assignment. The rights and obligations of Employer may, without the consent of Employee, be assigned by Employer to any parent, subsidiary, affiliate, or successor of Employer. Employee may not assign any of his rights or obligations under this Agreement.

      15. Entire Agreement. This Agreement (along with the Exhibits) constitutes the entire agreement between the parties to this Agreement with respect to the subject matter of this Agreement and there are no understandings or agreements relative to this Agreement which are not fully expressed in this Agreement and the Exhibit. All prior or contemporaneous agreements between the parties with respect to the subject matter of this Agreement being expressly superseded by this Agreement and the Exhibit. No change, waiver, or discharge of this Agreement will be valid unless in writing and signed by the party against which such change, waiver, or discharge is to be enforced.

      16. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to receive from the other its reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

      IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement on the date first above written.

                               EMPLOYER:

                               SPORT SUPPLY GROUP, INC.


                               By:
                               ---------------------------------------
                               John P. Walker
                               President

                               EMPLOYEE:


                               ---------------------------------------
                               John Bals

                                                           EXHIBIT A

                                   RELEASE

      This  Release  (this   "Agreement")  is  made   and  entered  into   on
 ____________, ___ (the "Effective Date") by and between Sport Supply Group, Inc., a Delaware corporation (the "Company") and John Bals ("Bals").

      WHEREAS,   the  Company  and  Bals  entered  into  that  certain   Non-
 Competition, Confidentiality and Severance Agreement dated ______________ (the "Severance Agreement").

      WHEREAS, Bals's execution and delivery of this Agreement is a condition precedent to Bals being paid pursuant to the terms of the Severance Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Bals agree as follows:

 1. Covenants and Agreements of Bals. Bals acknowledges and agrees that the consideration he has accepted and received pursuant to the Severance Agreement is not otherwise due to him. In consideration for the compensation in the Severance Agreement, the receipt and sufficiency of which are hereby acknowledged, Bals voluntarily and knowingly:

     a. Nondisparagement of Company. Agrees that after the date hereof, he will not say, publish or do anything that casts the Company or any of the Company's affiliates (including, without limitation, successors, assigns, officers, directors, or employees), any of its products or the industry or management of the Company or any of the Company's affiliates in an unfavorable light, or disparage or injure the Company's or any of the Company's affiliate's goodwill, business reputation or relationship with existing or potential suppliers, vendors, customers, employees, contractors, investors or the financial community in general, or the goodwill or business reputation of the Company's, or any of the Company's affiliates', employees, former employees, officers, directors, consultants or contractors. Notwithstanding the foregoing, nothing herein shall prohibit Bals from truthfully testifying in a hearing, deposition or other legal proceeding in which Bals could be criminally or civilly sanctioned for the failure to respond truthfully.

     b. Release. Hereby waives, releases and forever discharges and covenants not to sue the Company and/or its predecessors; successors; partners; affiliates, parents, or subsidiaries; assigns, employee retirement, health and welfare benefit plans and the fiduciaries thereof; officers; administrators; employees; former employees; directors; trustees; shareholders; representatives; attorneys; and agents, from all claims, liabilities, demands, actions, or causes of action, in contract, tort or otherwise, including but not limited to all wrongful discharge claims, all tort, intentional tort, personal injury, negligence, defamation, and contract claims, any claim for attorneys' fees, or any claim arising from any federal, state or local civil rights and/or employment legislation (including but not limited to Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with
        Disabilities Act, and any claim for benefits, including but not limited to those arising under the Employee Retirement Income Security Act of 1974 ("ERISA")), known or hereafter discovered by Bals, on account of or connected with or growing out of, directly or indirectly, Bals's employment and termination thereof or any act or omission by the Company or its agents occurring on or before the Effective Date. By execution hereof, Bals represents, covenants, and warrants that no claims released or waived herein have been previously conveyed, assigned, or transferred in any manner, whether in whole or in part, to any persons, entity, or other third party. Bals expressly represents that he is competent and authorized to release and/or waive any claim he may have against the Company on any basis whatsoever.

     c. Acknowledgment. Acknowledges that as of Effective Date: (i) Bals's employment by the Company is lawfully and voluntarily terminated;
        (ii) Bals has received all due and owing pay for all labor and services performed by him for the Company; (iii) he has received or been compensated for all salary, vacation time, sick leave, compensatory time, reimbursable expenses, car allowance, personal injuries, bonuses, profit-sharing, retirement, health, welfare, pension, all rights under all employee benefits to which he may have been entitled as of the Effective Date; (iv) he will promptly reimburse the Company for all personal expenses incurred by Bals, including, without limitation, travel advances; and (v) there are no other agreements, whether written or oral, between Bals and the Company, other than certain Stock Option Agreements that Bals may have, and the Severance Agreement. The options governed by the Stock Option Agreements, if any, may be exercised for a period of one-hundred twenty (120) days after the Effective Date; thereafter, the Stock Option Agreements will be deemed to be terminated and of no further force or effect.

     d. Transition.   Agrees  to  cooperate and  assist  the Company  in  the
        training of Bals's successor during the period of time in which Bals is being paid pursuant to the Severance Agreement.

 2. Conditions. It is expressly understood that the obligations and agreements of the Company pursuant to this Agreement and the Severance Agreement are expressly subject to the continuing performance by Bals of the obligations, covenants and agreements assumed by him pursuant hereto. In the event the Company's Board of Directors in good faith determines Bals breached any representation, agreement, covenant or obligation contained herein or in said Severance Agreement, the agreements, covenants and obligations of the Company pursuant hereto and the Severance Agreement shall terminate and be of no further force or effect, without prejudice to any other right the Company may have hereunder to performance of the agreements and obligations assumed by Bals hereunder and the Severance Agreement.

 3. Return of Property. Bals further agrees to return to the Company (Attention: President), simultaneously with the execution of this Agreement, all computers, computer disks or other magnetic storage data, facsimile machines, telephones, credit cards, calling cards, keys, security codes, and other property of the Company in Bals's possession or control and all documents, records, notebooks, mailing lists, business proposals, contracts, agreements and other repositories containing information concerning the Company or its business, whether copies or originals (including but not limited to all correspondence, client and/or customer lists, vendor agreements, minutes or agenda(s) for any meeting, hand-written notes, journals, computer printouts or programs, office memoranda, other tangible items or materials).

 4. Revocation of this Agreement. Bals further acknowledges and agrees that he has the right to discuss all aspects of this Agreement with a private attorney, and that he has done so to the extent he desires. Bals acknowledges and understands that he has twenty-one (21) days to sign this Agreement after receipt of it in order to fully consider all of its terms. Bals further acknowledges and understands that this Agreement may be revoked by him in writing within seven (7) days from the date he signs it, and that this Agreement shall not become effective or enforceable until eight (8) days after Bals has signed this Agreement.

 5. Full and Final Settlement. This Agreement is contractual, not a mere recital, and is a full and final settlement of any and all claims each party hereto may have against the other and its affiliates on any basis whatsoever, and shall be binding on the each party hereto and their heirs, personal representative(s), estate, successors and assigns.

 6. Entire Agreement. This Agreement and the Severance Agreement constitute the entire understanding Bals has with the Company and supersedes any previous agreements (other than the Severance Agreement), whether oral or written, between the Company and Bals. No other promises or agreements regarding the matters addressed herein shall be binding unless they are in writing and signed by Bals and the Company.

 7. No Continuing Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. Any waiver must be in writing and signed by the party entitled to performance.

 8. Attorneys' Fees. If any civil action, whether at law or in equity, is necessary to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, court costs and other reasonable expenses of litigation, in addition to any other relief to which such party may be entitled.

 9. Confidentiality. Bals further agrees to keep the terms of this Agreement and the Severance Agreement wholly and completely confidential. Further, Bals agrees not to disclose the amount, terms, substance, or contents of this Agreement or the Severance Agreement to any person or persons, excluding only his spouse, his attorneys, his tax advisors and any government agency to which he is required by law to reveal the terms of this Agreement or the Severance Agreement. In addition, Bals agrees not to use or disclose any Confidential Information as defined in the Severance Agreement.

 10. Injunctive Relief. Each party acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each party will be entitled to specific performance and injunctive and other equitable relief in case of any breach or attempted breach and agrees not to use as a defense that any party has an adequate remedy at law. This Agreement shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection herewith. Such remedy shall not be exclusive and shall be in addition to any other remedies now or hereafter existing at law or in equity, by statute or otherwise. No delay or omission in exercising any right or remedy set forth in this Agreement shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

 11. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without giving effect to any principle of conflict-of-laws that would require the application of the law of any other jurisdiction.

 12. Submission to Jurisdiction. Each party agrees that this Agreement is performable in Dallas, Dallas County, Texas, and that any action or proceeding arising out of our related in any way to this Agreement shall be brought solely in a court of competent jurisdiction sitting in Dallas, Dallas County, Texas. All parties hereto hereby irrevocably submit to the nonexclusive jurisdiction of the state and federal courts of the State of Texas and agree and consent that service of process may be made upon it in any proceeding arising out of this Agreement by service of process as provided by Texas law. All parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the District Court of Dallas County, State of Texas, or in the United States District Court for the Northern District of Texas, and hereby further irrevocably waive any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on ___________,_______.


 SPORT SUPPLY GROUP, INC.


 By: _________________                        __________________
 Name:  John P. Walker                        John Bals
 Title: President